EXHIBIT 24.2

                          ANHEUSER-BUSCH, INCORPORATED
                                POWER OF ATTORNEY

     Each of the undersigned directors and officers of Anheuser-Busch, Incorporated, a Missouri corporation (the "Company"), hereby appoints August A. Busch III, W. Randolph Baker, JoBeth G. Brown and William J. Kimmins, and each of them acting singly, the true and lawful agents and attorneys of the undersigned, with full power of substitution, to do all things and to execute all instruments which any of them may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the (i) amendments to the existing Registration Statement on Form S-3 (Registration No. 333-11929) relating to the debt securities of Anheuser-Busch Companies, Inc.; this authorization to include the authority to sign the name of each of the undersigned in the capacities indicated below to the said amendments; and (ii) proposed registration under said Act pursuant to a Registration Statement on Form S-3 of the debt securities of the Company in a principal amount of $700,000,000; this authorization to include the authority to sign the name of each of the undersigned in the capacities indicated below to the said proposed Registration Statement to be filed with the Securities and Exchange Commission in respect of said securities, and to any amendments to said proposed Registration Statement.

     IN WITNESS WHEREOF, each of the undersigned has executed a copy of this Power of Attorney as of June 25, 1997.

          AUGUST A. BUSCH III                       GERALD C. THAYER
---------------------------------------  ---------------------------------------
          August A. Busch III                       Gerald C. Thayer
         Chairman of the Board                      Vice President -
      and Chief Executive Officer            Finance and Information Systems
     (Principal Executive Officer)            (Principal Financial Officer)

             JOHN F. KELLY                          W. RANDOLPH BAKER
---------------------------------------  ---------------------------------------
             John F. Kelly                          W. Randolph Baker
              Controller                                Director
    (Principal Accounting Officer)

           MICHAEL J. BROOKS                       AUGUST A. BUSCH IV
---------------------------------------  ---------------------------------------
           Michael J. Brooks                       August A. Busch IV
               Director                                 Director

                                                   JOSEPH L. GOLTZMAN
---------------------------------------  ---------------------------------------
           Marie C. Carroll                        Joseph L. Goltzman
               Director                                 Director

         JAMES F. HOFFMEISTER
---------------------------------------  ---------------------------------------
         James F. Hoffmeister                         John E. Jacob
               Director                                 Director

                                                  STEPHEN K. LAMBRIGHT
---------------------------------------  ---------------------------------------
            Donald W. Kloth                       Stephen K. Lambright
               Director                                 Director

           ALOYS H. LITTEKEN                     ELLIS W. MCCRACKEN, JR.
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           Aloys H. Litteken                     Ellis W. McCracken, Jr.
               Director                                 Director

          DOUGLAS J. MUHLEMAN                      ANTHONY T. PONTURO
---------------------------------------  ---------------------------------------
          Douglas J. Muhleman                      Anthony T. Ponturo
               Director                                 Director

           WILLIAM L. RAMMES                          JESUS RANGEL
---------------------------------------  ---------------------------------------
           William L. Rammes                          Jesus Rangel
               Director                                 Director

          JOSEPH P. SELLINGER                      WAYMAN F. SMITH III
---------------------------------------  ---------------------------------------
          Joseph P. Sellinger                      Wayman F. Smith III
               Director                                 Director

                                PATRICK T. STOKES
                    ---------------------------------------
                               Patrick T. Stokes
                                    Director

Exhibit 24.2